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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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SPECIALTY LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECIALTY LABORATORIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2004

TO THE SHAREHOLDERS OF SPECIALTY LABORATORIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Specialty Laboratories, Inc., a California corporation (the "Company"), will be held on Thursday, June 3, 2004, at 8:00 a.m. Pacific Time at Doubletree Guest Suites, 1707 Fourth Street, Santa Monica, California 90401, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect nine directors to serve on the Company's Board of Directors until the 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

  2.
  To approve the Company's 2000 Stock Incentive Plan; and

  3.
  To transact such other business as may properly come before the meeting, including at any adjournment or postponement thereof.

        The foregoing matters are described in more detail in the enclosed Proxy Statement. The Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only those shareholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting, including at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

        All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Thomas R. Testman Chairman of the Board of Directors
Santa Monica, California April 20, 2004

SPECIALTY LABORATORIES, INC.
2211 Michigan Avenue
Santa Monica, California 90404
(310) 828-6543

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2004

        The enclosed proxy card is solicited on behalf of the Board of Directors of Specialty Laboratories, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 3, 2004, at 8:00 a.m. Pacific Time, including at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Doubletree Guest Suites, 1707 Fourth Street, Santa Monica, California 90401.

        Your vote at the Annual Meeting is important to us. Please vote your shares of common stock of the Company by completing the enclosed proxy card and returning it to us in the enclosed envelope. This Proxy Statement has information about the Annual Meeting and was prepared by our management for the Board of Directors. This Proxy Statement and the accompanying proxy card are first being mailed to you on or about April 26, 2004.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

        Attendance at the Annual Meeting is limited to shareholders. Registration will begin at 8:00 a.m. and each shareholder may be asked to present valid picture identification such as a driver's license or passport. If your shares are held in "street name," you will need to present a letter or current statement from your broker, bank or other nominee to prove you are a shareholder. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

        You can vote your shares of common stock if you owned the shares at the close of business on April 12, 2004. A total of 22,732,502 shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter voted on at the Annual Meeting. You may not cumulate votes in the election of directors. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

        Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope by following the instructions on your proxy card. If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote "FOR" each of the director nominees, "FOR" approval of the 2000 Stock Incentive Plan, and in their discretion with respect to any other matter considered at the meeting. Signing and returning the proxy card does not affect your right to vote in person at the Annual Meeting.

What if other matters come up at the Annual Meeting?

        The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

        Yes. At any time before the vote on a proposal, you can change your vote either by filing with Deborah A. Estes, our Secretary, at our principal offices at 2211 Michigan Avenue, Santa Monica, California 90404, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date received prior to the Annual Meeting. You may also revoke your proxy card by attending the Annual Meeting and voting in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

        Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

        If your shares are held in the name of your broker, a bank, or other nominee, upon request that party should give you instructions for voting your shares.

How are votes counted?

        So long as the required quorum is present, for Proposal No. 1, the election of directors, the nine candidates receiving the highest number of affirmative votes will be elected as directors. Proposal No. 2, the approval of our 2000 Stock Incentive Plan, requires the affirmative vote of a majority of the required quorum. Approval of Proposal No. 2 also will require that the holders of a majority of the shares entitled to vote (as determined in accordance with the rules of the New York Stock Exchange) cast a vote, whether in favor, against or in abstention.

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock entitled to vote. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" in a matter are treated as being present at the meeting for purposes of establishing the quorum, but only shares voted "FOR" or "AGAINST" are treated as votes cast at the Annual Meeting with respect to such matter.

        Abstentions and shares held by brokers that are present in person or represented by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted for the purpose of determining whether a quorum is present for the transaction of business. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Who pays for this proxy solicitation?

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        To be included in the Proxy Statement and form of proxy card relating to the Annual Meeting to be held in 2005, a shareholder proposal must be received by Deborah A. Estes, Secretary, Specialty Laboratories, Inc., 2211 Michigan Avenue, Santa Monica, California 90404 no later than February 3, 2005. If the Company is not notified of a shareholder proposal by March 15, 2005, then the proxies solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote against such shareholder proposal.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

        This Proxy Statement contains two proposals requiring shareholder action. Proposal No. 1 requests the election of nine nominees to our Board of Directors. Proposal No. 2 requests the approval of our 2000 Stock Incentive Plan. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of seven people with two vacancies. Our Board of Directors has nominated six of the current directors to be re-elected and three new director nominees, each to serve for a one-year term and until his or her successor is duly elected and qualified. Ms. Nancy-Ann DeParle has elected not to stand for re-election. Messrs. Hubbard C. Howe and Michael T. DeFreece were recommended as nominees for director by a controlling security holder who is also a non-management director. Mr. David R. Schreiber was recommended as a nominee for director by an executive officer other than the Chief Executive Officer.

        Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, for the election of the Board of Directors' nine nominees listed below and on the proxy card. Proxies cannot be voted for more than the nine named nominees.

        Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below.

        The names of the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position
Thomas R. Testman(1)(2)(3)	67	1996	Chairman of the Board of Directors
Douglas S. Harrington, M.D.	51	1996	Chief Executive Officer, Co-Laboratory Director and Director
Deborah A. Estes	47	1990	Secretary and Director
Richard E. Belluzzo(1)(2)	50	1996	Director
Michael T. DeFreece	58	—	New Director Nominee
Hubbard C. Howe	75	—	New Director Nominee
William J. Nydam(1)(2)(4)	53	1999	Director
James B. Peter, M.D., Ph.D.(3)	70	1975	Founder and Emeritus Chairman of the Board of Directors
David R. Schreiber	44	—	New Director Nominee

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating/Corporate Governance Committee

(4)
Member of the Regulatory Committee

        Thomas R. Testman has served as our Chairman of the Board since April 2002 and as a Director since October 1996. Since 1992, Mr. Testman has served on the Board of Directors of several public and private healthcare companies including Amylin Pharmaceuticals, Inc. and Endocare, Inc., a medical device company. Mr. Testman also serves as a director for Covenant Care, Pacific Health, National Healthcare Services, and AutoGenomics, Inc. From 1962 to 1992, Mr. Testman served in several capacities with Ernst & Young LLP including as Managing Partner of the National and West Coast Healthcare and Consulting practices. Mr. Testman also served as by state appointment to the Advisory Council to the California Hospital Commission and also served on the finance counsel of the American Hospital Association. Mr. Testman received a B.A. in Business from Pacific Union College and an M.B.A. from Trinity University, and is a Certified Public Accountant (retired).

        Douglas S. Harrington, M.D. has served as our Chief Executive Officer and Co-Laboratory Director since April 2002 and has been a Director since October 1996. Dr. Harrington served as Chief Executive Officer of ChromaVision Medical Systems, Inc. from December 1996 to April 2002, and Chairman of the Board since May 2000. Dr. Harrington served as Chairman and President of Strategic Business Solutions, Inc., a biotechnology company, and as a principal in Douglas S. Harrington and Associates, a strategic consulting firm, from February 1995 to December 1996. Dr. Harrington also serves on the Board of Directors of AutoGenomics, Inc. Dr. Harrington received a B.A. in Molecular Biology and an M.D. from the University of Colorado.

        Deborah A. Estes has served as a Director and as Secretary since 1990. From 1994 to the present, Ms. Estes has been actively involved in managing the financial affairs of the Peter family. Ms. Estes is the daughter of our controlling shareholder, Founder and Emeritus Chairman, Dr. James B. Peter. Ms. Estes received a B.S. in Business Administration from Creighton University.

        Richard E. Belluzzo has served as a Director since October 1996. Since September 2002, Mr. Belluzzo has served as the Chief Executive Officer of Quantum Corporation. Mr. Belluzzo served as President and Chief Operating Officer of Microsoft Corporation from February 2001 to September 2002. From September 1999 to February 2001, Mr. Belluzzo has served as Group Vice President of Microsoft Corporation. From January 1998 to September 1999, Mr. Belluzzo served as Chief Executive Officer of Silicon Graphics, Inc. From 1975 until January 1998, Mr. Belluzzo served in several senior capacities for Hewlett-Packard Corp. Mr. Belluzzo serves on the Board of Directors of Quantum Corporation and PMC-Sierra. Mr. Belluzzo received a B.S. in Accounting from Golden Gate University.

        Michael T. DeFreece is a new Director nominee. Since 2002, Mr. DeFreece has served as the Chairman of the Board and Chief Administrative Officer of MarketSphere Consulting, LLC, which provides operations, market and technology-based solutions to a wide range of industries, including healthcare. Prior to joining MarketSphere, Mr. DeFreece was a Managing Director of McCarthy & Co., an Omaha-based investment and merchant banking firm. Mr. DeFreece spent over 34 years with Arthur Andersen where he served a variety of industries, with special emphasis on the healthcare industry. He is a Fellow in the Health Care Financial Management Association and a Certified Public Accountant. Mr. DeFreece is a Board Member and Finance Committee Chair of the Sisters of Charity of Leavenworth Health System, a nine-hospital system with facilities in Kansas, Colorado, Montana and California.

        Hubbard C. Howe is a new Director nominee. Mr. Howe has been a director of Remington and Holding since prior to 1999. Mr. Howe has served as Chairman and as a director since prior to 1999 of A.P.S., Inc., a distributor of automotive replacement parts, and its parent, APS Holding Corporation. Mr. Howe was a General Partner at Clayton, Dubilier and Rice, a private equity investment firm, from 1990-1999. Mr. Howe currently serves as a director of Western Industries Inc. and Natural Pharmaceuticals Inc.

        William J. Nydam has served as a Director since August 1999. Since March 2003, Mr. Nydam has served as the President and Chief Operating Officer of Endocare, Inc. a medical device company, and is also a member of Endocare's Board of Directors. From September 2001 to December 2002, Mr. Nydam served as the Chief Executive Officer and director of Pulse Metric, Inc., a healthcare device company. From September 1999 to September 2001, Mr. Nydam served as Senior Vice President of Science Applications International Corp., an information technology firm. From January 1986 to September 1999, Mr. Nydam served in various capacities at Premier, Inc., a healthcare company, including his last position as Executive Vice President. Mr. Nydam received a B.S. in Accounting and an M.B.A. from the University of California at Berkeley.

        James B. Peter, M.D., Ph.D. is our Founder and controlling shareholder and he served as the Chairman of the Board of Directors from our inception in 1975 to April 2002 and as our Chief Executive Officer from July 1995 to April 2002. Dr. Peter is the father of Deborah A. Estes, our Secretary and one of our Directors. Dr. Peter received a B.S. in Biology from Creighton University, an M.D. from St. Louis University and a Ph.D. from the University of Minnesota. He is the author of over 400 publications in science and medicine.

        David R. Schreiber is a new Director nominee. From November 1996 to January 2003, Mr. Schreiber served as the Senior Vice President and Chief Financial Officer of Dianon Systems, Inc., a company that was recently acquired by the Laboratory Corporation of America Holdings and from 1999 to January 2003, he served as a director of Dianon. From May 1994 until November 1996, Mr. Schreiber served as Vice President/General Manager—Midwest Region for Corning Clinical Laboratories, which is now Quest Diagnostics. From May 1990 to May 1994, he served as Vice President, Finance & Administration at Unilab Corporation and from August 1986 to May 1990 he served as Regional Controller of the Midwest Region of Corning Clinical Laboratories. Currently Mr. Schreiber serves on the Board of Directors for Nanogen, Inc. and performs healthcare consulting services for private equity funds. Mr. Schreiber received his B.S. in Finance with a minor in Economics in 1982 and his MBA in 1984 from Northern Illinois University.

Board of Directors

        Our Bylaws provide that the authorized number of directors will be between five and nine, with the exact number to be determined by a majority of our Board of Director or shareholders. In April 2004, the size of the Board of Directors was increased to nine members. Our Board of Directors has nominated six of the current directors to be re-elected and three new director nominees. Any director appointed by the Board after the Annual Meeting to fill a vacancy on the Board will serve until the Annual Meeting to be held in 2005, at which time such director would be required to stand for re-election by the Company's shareholders if recommended as a nominee by the Nominating/Corporate Governance Committee and approved as a nominee by the Board.

        During 2003 our Board of Directors held seven meetings and acted by unanimous written consent four times. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director served during 2003. Directors are strongly encouraged to attend the annual meetings of shareholders of the Company. All of the eight then-sitting directors attended the 2003 Annual Meeting of shareholders.

Status as a "Controlled Company"

        Dr. Peter, Ms. Estes and Specialty Family Limited Partnership owned beneficially approximately 61.7%, 60.5% and 59.8% of the outstanding shares of our Common Stock as of April 12, 2004. Accordingly, Specialty Laboratories is a "controlled company" under the rules of the New York Stock Exchange, exempt from certain independence requirements with respect to the composition of its Board and Committees of the Board, including the requirement that the Nominating/Corporate Governance Committee be comprised solely of independent directors. Currently our Nominating/Corporate Governance Committee is composed of Mr. Belluzzo, chairman of the Committee, and Mr. Testman who are each independent in accordance with the listing standards of the NYSE, and Dr. Peter, who does not satisfy the NYSE independence standards.

Board Committees

        Our Board of Directors has four regular standing committees: the Audit Committee, Compensation Committee, Nominating/Corporate Governance Committee, and Regulatory Committee.

        Audit Committee—We established our Audit Committee in January 1997. In connection with our initial public offering, our Board of Directors revised our charter for the Audit Committee in October 2000, and changed the composition of our Audit Committee. A revised charter for the Audit Committee was adopted effective April 15, 2004 and is included as Appendix A to this Definitive Proxy Statement and is also available on our website at www.specialtylabs.com under "Investor Center—Corporate Governance" and in print to any shareholder upon request. Our Audit Committee is currently composed of Mr. Nydam, who serves as its Chairman, and Messrs. Testman and Belluzzo. The Audit Committee assists the Board with oversight responsibilities regarding the integrity of the financial statements, compliance with legal and financial and securities regulatory requirements, independent auditor's qualifications and independence, and the performance of the internal audit function and independent auditor. In addition, the Audit Committee prepares the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement. The Committee maintains a free and open means of communication between the directors, the independent auditors, the internal auditor, and the financial management. Our Audit Committee met in February 2004, in connection with the audit of our 2003 financial statements, and held seven meetings in 2003. The Board of Directors has determined that all members of the Audit Committee satisfy the independence standards set forth in the current listing standards of the New York Stock Exchange ("NYSE") and the enhanced standards applicable to audit committees pursuant to Rule 10A-3(b)(i) under the Securities

Exchange Act of 1934, as amended (the "Exchange Act"). The Board has determined that each member of the Audit Committee qualifies as an "audit committee financial expert" under the relevant SEC rules and is "financially literate" for purposes of compliance with NYSE listing standards.

        Compensation Committee—Our Compensation Committee was formed in January 1997. Our Compensation Committee is composed of Messrs. Belluzzo, Testman and Nydam, each of whom satisfies the independence standards set forth in the current listing standards of the NYSE. Mr. Testman is the current Chairman of the Compensation Committee. The Compensation Committee is responsible for designing, evaluating, and approving the compensation plans, policies and programs of the Company, to produce an annual report on executive compensation for inclusion in the Company's annual proxy statement, and to ensure the compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company's shareholders. A revised Compensation Committee Charter was adopted by the Board effective April 15, 2004 and is available on our website www.specialtylabs.com under "Investor Center—Corporate Governance" and in print to any shareholder upon request. Our Compensation Committee met five times in 2003 and acted by unanimous written consent three times during 2003.

        Nominating/Corporate Governance Committee—Our Nominating/Corporate Governance Committee was formed in May 2001. As a company of which more than 50% of the voting power is held by a group (a "controlled company"), the Company is exempt from the NYSE requirement to have a Nominating/Corporate Governance Committee composed entirely of independent directors. Currently our Nominating/Corporate Governance Committee is composed of Messrs. Belluzzo and Testman, who are independent in accordance with the listing standards of the NYSE, and Dr. Peter, who does not satisfy the NYSE independence standards. Mr. Belluzzo currently serves as the Chairman of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of shareholders, the selection of candidates to fill any vacancies on the Board, the development and recommendation to the Board of a set of corporate governance guidelines and principles, and oversight of the evaluation of the Board. Our Nominating/Corporate Governance Committee operates under a written committee charter adopted by our Board of Directors effective April 15, 2004 and is available on our website www.specialtylabs.com under "Investor Center—Corporate Governance" and in print to any shareholder upon request. Our Nominating/Corporate Governance Committee did not meet and did not act by unanimous written consent during 2003.

        Regulatory Committee—Our Regulatory Committee was established in February 2003. The Regulatory Committee was established to provide review and oversight of healthcare regulatory affairs of the Company. Our Regulatory Committee is composed of Ms. DeParle, who serves as its Chairman, and Mr. Nydam. Our Regulatory Committee operates under a written Regulatory Committee charter adopted by our Board of Directors. Our Regulatory Committee met two times in 2003.

Qualifications of Director Nominees

        The general director qualifications developed to date as a guideline in considering nominations to the Company's Board of Directors focus on what the Nominating/Corporate Governance Committee and the Board believe to be important competencies to effectively serve on the Board. Some items the Committee has considered in the past, and will likely consider in the future include: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment; (iii) experience in the Company's industry and with relevant social policy concerns; (iv) experience as a board member of another publicly held company; (v) academic expertise in an area of the Company's operations; and (vi) practical and mature business judgment, including ability to make independent analytical inquiries.

Nominating/Corporate Governance Committee's Process for Identifying and Evaluating Nominees for Director

        The Nominating/Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Committee's criteria for Board service are re-nominated. As to new candidates, the Committee generally polls the Board members and members of management for their recommendations. The Committee may also review the composition and qualification of the Boards of the Company's competitors, and may seek input from industry experts or analysts. The Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent and other directors and executive management. In making its determinations, the Committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Committee makes its recommendation to the Board. Recommendations received by security holders will be processed and are subject to the same criteria as are candidates nominated by the Committee. The Committee has utilized third-party search firms on a limited basis to identify Board candidates. The Committee may in the future choose to engage such firms on a limited or more extensive basis in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Manner by which Security Holders May Recommend Director Candidates

        The Nominating/Corporate Governance Committee will consider any candidates recommended by shareholders. The shareholder must submit a detailed resume and an explanation of the reasons why the shareholder believes this candidate is qualified for service on the Specialty Laboratories Board. The shareholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the shareholder must include the written consent of the candidate and describe any arrangements or undertakings between the shareholder and the candidate regarding the nomination. The shareholder must submit appropriate documentation of its holdings in Specialty Laboratories securities. All communications are to be directed to the Chairperson of the Nominating/Corporate Governance Committee, c/o the Office of the General Counsel at 2211 Michigan Avenue, Santa Monica, California 90404. Recommendations received after 120 days prior to the anniversary of the mailing of the prior year's proxy statement will likely not be considered timely for consideration at that year's annual meeting.

Shareholder Communications with the Board

        The Company's Board of Directors has adopted a process for shareholders to send communications to members of the Board of Directors. For information with respect to communicating with the Company's directors, see "Shareholder Communications with the Board", which is available on our website at www.specialtylabs.com under "Investor Center—Corporate Governance".

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee was at any time since the formation of the Company an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or our Compensation Committee.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to the Company's directors, officers (including the Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions), employees, agents and consultants. This Code satisfies the requirements of a "code of business conduct and ethics" under the NYSE listing standards and a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. This Code of Business Conduct and Ethics has been posted to the Company's website www.specialtylabs.com under "Investor Center—Corporate Governance" and a copy will be provided to any person without charge, upon request sent to the Company's principal executive offices c/o Secretary at 2211 Michigan Avenue, Santa Monica, California 90404. Amendments to, or waivers from, a provision of this Code of Business Conduct and Ethics that apply to the Company's directors or executive officers, including the Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions, may be made only by the Board or a Board committee and will be promptly posted on the Company's website.

Director Compensation

        We generally do not provide cash or equity compensation to employee directors for serving on our Board of Directors or for attendance of committee meetings of the Board of Directors. Each director is reimbursed for out-of-pocket expenses to attend each Board of Directors meeting and each committee meeting. Non-employee directors receive an annual retainer of $30,000 which is paid in quarterly installments. In addition, the chairman of our Board of Directors meetings, Thomas Testman, receives $10,000 per year for his services, and the secretary of our Board of Directors meetings, Deborah Estes, receives an additional $14,000 per year for her services. Additionally, the chairman of each committee of the Board of Directors receives $5,000 per year for his or her services as committee chairman. Non-employee directors will, upon their initial election or appointment to the Board of Directors, receive an automatic option grant to purchase 22,000 shares of common stock that will vest over a four-year period from the grant date. Members of the Board of Directors also receive annual option grants of 11,000 shares of common stock vesting in a one-year period, which are granted on the first trading day of April of every year and have an exercise price equal to the fair market value of our common stock on the date of grant.

Vote Required

        The nine nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under California law.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN

Background

        In September 2000 the Company adopted the 2000 Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix B (the "Plan"). At the time, the Company was a closely held private company, and the Plan was approved by the then-shareholders. While the Plan will not expire until 2010, we will not continue to be entitled to a tax deduction for certain incentive awards under the Plan unless the Plan is reapproved by the Company's shareholders.

        Accordingly, at the Annual Meeting shareholders will be asked to approve the Plan. Approval is intended to assure that those incentive awards granted under the Plan that are intended to be "qualified performance-based compensation" for federal income tax purposes will so qualify as a tax deductible expense to the Company.

Qualified Performance-Based Compensation

        Generally, the Internal Revenue Code limits the annual amount of compensation that a publicly held company may deduct for income tax purposes for each of its "covered employees" to $1,000,000. Covered employees are the chief executive officer and the four other most highly compensated employees whose compensation is required to be reported in the company's proxy statement. However, compensation that constitutes "qualified performance-based compensation" does not apply against this limitation on tax deductibility.

        Compensation deemed paid in connection with the exercise of non-qualified stock options or a disqualifying disposition under incentive stock options will qualify as performance-based if certain conditions are met, including shareholder approval of the plan under which those options were granted. To satisfy this shareholder approval requirement, plans adopted by private companies that effect a sale of securities through a public offering must be approved by the company's shareholders by the first annual shareholders meeting that occurs after the close of the third calendar year following the calendar year of the initial public offering, even if the plan was approved by shareholders while private. Since the Company effected its initial public offering in 2000, it must obtain shareholder approval of the Plan at the Annual Meeting in order for stock option and other awards under the Plan to continue to constitute "qualified performance-based compensation."

Summary Description of the Plan

        The Plan, currently administered by the Compensation Committee of the Board of Directors, is divided into five separate equity incentive programs:

  •
  the Discretionary Option Grant Program under which eligible persons may, at the discretion of the plan administrator (currently the Compensation Committee), be granted options to purchase shares of common stock,

  •
  the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

  •
  the Stock Issuance Program under which eligible persons may, at the discretion of the plan administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Company (or any parent or subsidiary),

  •
  the Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of continued Board service, and

  •
  the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

  Eligibility

        The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are employees, non-employee members of the Board or the board of directors of any parent or subsidiary of the Company, and consultants and other independent advisors who provide services to the Company (or any parent or subsidiary of the Company). Only officers and directors of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended or other highly compensated individuals will be eligible to participate in the Salary Investment Option Grant Program.

        The plan administrator, currently the Compensation Committee, has general authority to determine which eligible persons are to receive awards under the Plan and to administer the Plan.

        The individuals who will be eligible to participate in the Automatic Option Grant Program are limited to non-employee members of the Company's Board of Directors. A non-employee Board member who has previously been in the employ of the Company (or any parent or subsidiary of the Company) is not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but will be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

        All non-employee Board members will be eligible to participate in the Director Fee Option Grant Program.

  Stock Subject to the Plan

        The securities issuable under the Plan are shares of authorized but unissued or reacquired common stock of the Company, including shares repurchased by the Company on the open market. The number of shares of our common stock currently reserved for issuance over the term of the Plan is 6,620,429 shares. The number of shares of common stock available for issuance under the Plan automatically increases on the first trading day of January each calendar year during the term of the Plan by an amount equal to three percent of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event will any such annual increase exceed 1,100,000 shares.

        No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,100,000 shares of common stock in the aggregate per calendar year.

        Shares of common stock subject to outstanding options will be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company, at the original issue price paid per share, pursuant to the Company's repurchase rights under the Plan will be added back to the number of shares of common stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, if the exercise price of an option under the Plan be paid with shares of common stock or if shares of common stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of common stock available for issuance under the Plan will be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of common stock issued to the holder of such option or stock issuance. Shares of common stock underlying one or more stock appreciation rights exercised under the Plan will not be available for subsequent issuance under the Plan.

        If any change is made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made by the plan administrator to the number and/or class of securities issuable under the Plan and awards outstanding thereunder and the exercise or purchase price of awards outstanding under the Plan.

  Summary of Material Terms of Programs Under the Plan

        Discretionary Option Grant Program.    Under the Discretionary Option Grant Program, eligible persons may, at the discretion of the plan administrator (currently the Compensation Committee), be granted options to purchase shares of common stock. The exercise price per share will be fixed by the plan administrator but will not be less than 100% of the Fair Market Value per share of common stock on the option grant date. Each option will be exercisable at such time or times, during such period and for such number of shares as will be determined by the plan administrator and set forth in the documents evidencing the option. However, no option will have a term in excess of ten (10) years measured from the option grant date. The plan administrator has discretion to grant options which are exercisable for unvested shares of common stock. Should the optionee cease service while holding such unvested shares, the Company will have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

        The plan administrator will have full power and authority to grant to selected optionees tandem stock appreciation rights and/or limited stock appreciation rights.

        Salary Investment Option Grant Program.    Under the Salary Investment Option Grant Program, eligible employees may elect to have a portion of their base salary invested each year in special option grants which eligible employees may elect to have a portion of their base salary between $10,000 and $50,000 invested each year in special option grants. Each individual who files such a timely authorization will automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect. Each option will be a non-statutory option to purchase a number of shares of common stock equal to the amount of the salary deferral divided by 66 2/3% of the fair market value per share of common stock on the option grant date, with an exercise price per share that is 33 1/3% of the fair market value per share of common stock on the option grant date. The option will become exercisable in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect. Each option will have a maximum term of ten (10) years measured from the option grant date.

        Stock Issuance Program.    Under the Stock Issuance Program, eligible persons may, at the discretion of the plan administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Company (or any parent or subsidiary). Shares of common stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

        The purchase price per share will be fixed by the plan administrator, but will not be less than 100% of the fair market value per share of common stock on the issuance date. Shares of common stock issued under the Stock Issuance Program may, in the discretion of the plan administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the participant's period of service or upon attainment of specified performance objectives. Shares of common stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

        Should the participant cease to remain in service while holding one or more unvested shares of common stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of common stock, then those shares will be immediately surrendered to the Company for cancellation, and the participant will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalent (including the participant's purchase-money indebtedness), the Company will repay to the participant the cash consideration paid for the surrendered shares and will cancel the unpaid principal balance of any outstanding purchase-money note of the participant attributable to the surrendered shares.

        Outstanding share right awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

        Automatic Option Grant Program.    Under Automatic Option Grant Program, eligible non-employee Board members will automatically receive option grants at designated intervals over their period of continued Board service. Each individual who is first elected or appointed as a non-employee Board member will automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 22,000 shares of common stock, provided that individual has not previously been in the employ of the Company or any parent or subsidiary of the Company.

        On the first trading day of April of every year, each individual who is at that time serving as a non-employee Board member will automatically be granted a Non-Statutory Option to purchase 11,000 shares of common stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 11,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Company (or any parent or subsidiary) are eligible to receive one or more such annual option grants over their period of continued Board service.

        The exercise price per share will be equal to 100% of the fair market value per share of common stock on the option grant date. Each option will have a term of ten years measured from the option grant date. Each option will be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 22,000-share grant will vest, and the Company's repurchase right will lapse, in a series of four successive equal annual installments upon the optionee's completion of each year of service as a Board member over the four-year period measured from the option grant date. The shares subject to each annual 11,000-share option grant will vest in one installment upon the optionee's completion of the one-year period of service measured from the grant date.

        Director Fee Option Grant Program.    Under the Director Fee Option Grant Program, non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Each non-employee Board member who files a timely election will automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the retainer fee election is in effect. Each option will be a non-statutory option governed by the terms and conditions specified in the Plan to purchase a equal to the portion of the annual retainer fee subject to the non-employee Board member's election under this Director Fee Option Grant Program divided by 66 2/3% of the fair market value per share of common stock on the option grant date. The exercise price per share will 33 1/3% of the fair market value per share of common stock on the option grant date.

        The option will become exercisable in a series of twelve equal monthly installments upon the optionee's completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option will have a maximum term of ten years measured from the option grant date.

Corporate Transaction; Change of Control; Hostile Take-Over

        In the event of any Corporate Transaction, Change of Control or Hostile Take-Over (each as defined in the Plan) of the Company, awards outstanding under the Plan will, depending on the type of award, become fully or partially vested or exercisable (unless such awards are assumed or replaced by a successor), will remain exercisable for a specified period following termination of service, and will be subject to adjustment as set forth in the plan.

Amendment of the Plan

        The Board will have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification will adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the optionee or the participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

Federal Income Tax Consequences

        Stock Options.    Generally, no taxable income is realized by an optionee for federal income tax purposes and no tax deduction is available to us upon the grant of a stock option. However, the tax consequences of the exercise of an option and the subsequent disposition of the shares received upon exercise depend upon whether the option qualifies as an "incentive stock option" as defined in the Internal Revenue Code. The plan administrator may grant options that are intended to so qualify as incentive stock options as well as options that are not intended to so qualify.

        At the time of exercise of an option that does not qualify as an incentive stock option, the employee realizes taxable income at ordinary income tax rates for federal income tax purposes, and we are entitled to a corresponding tax deduction for compensation expense, in the amount by which the fair market value of the shares purchased as of the date of exercise exceeds the exercise price for the shares.

        No taxable income would be realized by an employee for federal income tax purposes upon the exercise of an incentive stock option if the holding periods and other requirements of the Internal Revenue Code were to be met. In general, if the employee does not dispose of the shares subject to an incentive stock option within two years of the date the option was granted or within one year from the date it was exercised, any gain or loss realized by the employee upon the disposition of the option shares would be long term capital gain or loss in an amount equal to the difference between the sales price received for the shares and the exercise price paid for them. If the employee disposes of the shares before these holding period requirements are satisfied, the employee would recognize ordinary income at the time of the disposition based on the difference between the exercise price of the option and the fair market value of the shares on the date the option was exercised. We would not be entitled to any income tax deduction in respect of options that qualify as incentive stock options unless the employee recognizes ordinary income on the disposition of the option shares.

        SARs and Other Awards.    The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

        There are currently approximately 40 individuals whose positions and responsibilities result in their consideration for incentive awards under the Plan.

Vote Required

        Shareholder approval of the Plan is intended to assure that those incentive awards granted under the Plan that are intended to constitute qualified performance-based compensation will so qualify and be fully deductible by us for federal income tax purposes. Approval requires affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote and that the holders of a majority of the shares entitled to vote (as determined in accordance with the rules of the New York Stock Exchange) cast a vote, whether in favor, against or in abstention.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN.

MANAGEMENT

  Executive Officers, Directors and Other Key Employees

        The following table sets forth certain information regarding our executive officers, directors standing for reelection, and other key employees.

Name	Age	Position
Thomas R. Testman(1)(2)(3)	67	Chairman of the Board of Directors
Douglas S. Harrington, M.D.	51	Chief Executive Officer, Co-Laboratory Director and Director
Kevin R. Sayer	46	Executive Vice President and Chief Financial Officer
Dan R. Angress	46	Senior Vice President, Marketing and Client Support
Michael C. Dugan, M.D	41	Vice President and Co-Laboratory Director
Cynthia K. French	52	Vice President and Chief Science Officer
Cheryl G. Gallarda	49	Vice President, Business Operations
Robert M. Harman	40	Vice President and Chief Information Officer
Thomas J. Kosco	46	Vice President, Business Development
Maryam Sadri	56	Vice President, Laboratory Operations and Client Relations
Nicholas R. Simmons	38	Vice President and General Counsel
Mark R. Willig	45	Vice President, Sales
Deborah A. Estes	47	Secretary and Director
Richard E. Belluzzo(1)(2)	50	Director
Michael T. DeFreece	58	New Director Nominee
Hubbard C. Howe	75	New Director Nominee
William J. Nydam(1)(2)(4)	53	Director
James B. Peter, M.D., Ph.D.(3)	70	Founder and Emeritus Chairman of the Board
David R. Schreiber	44	New Director Nominee

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating/Corporate Governance Committee

(4)
Member of the Regulatory Committee

        Thomas R. Testman.    See "Proposal No. 1: Election of Directors" for Mr. Testman's biography.

        Douglas S. Harrington, M.D.    See "Proposal No. 1: Election of Directors" for Dr. Harrington's biography.

        Kevin R. Sayer has served as Executive Vice President and Chief Financial officer since April 2004. From 1994 to 2001, Mr. Sayer was the Chief Financial Officer of Minimed, Inc., a publicly traded medical device company focused on diabetes management. During his tenure at Minimed, Mr. Sayer managed multiple financing and strategic transactions and played a central role in the acquisition of Minimed, Inc. by Medtronic, Inc. completed in 2001. From 2001 to 2002, he co-led the integration team for the newly combined entity and assumed executive responsibilities over operations as Vice President and General Manager of Medtronic Minimed's External Pump and Disposable Product business unit. Mr. Sayer began his career in public accountancy and from 1983 to 1994 held various positions at Ernst & Young. He graduated from Brigham Young University in 1983 with concurrent bachelor and master degrees in accounting and information systems, and is a Certified Public Accountant.

        Dan R. Angress has served as Senior Vice President, Marketing and Client Support since February 2003. From April 1997 to February 2003, Mr. Angress served as Vice President, Marketing. From June 1995 to April 1997, Mr. Angress served as Director, Marketing. Prior to joining Specialty, Mr. Angress served in several marketing capacities, including Vice President of Marketing at Oncogenetics, now owned by Impath, and Marketing Manager at Nichols Institute Reference Laboratories, which is now part of Quest Diagnostics. Mr. Angress received a B.S. in Biology from the University of California, Irvine and an M.B.A. from Willamette University.

        Michael C. Dugan, M.D. has served as Vice President and Co-Laboratory Director since November 2002. Dr. Dugan recently served as Chief of Pathology and Medical Director of Clinical Laboratories at Santa Monica UCLA Medical Center. From 1997 to 2000, Dr. Dugan was with the Affiliated Pathologists Medical Group, one of the largest pathology groups in California and from 1995 to 1997, Dr. Dugan was Medical Director of Clinical Laboratories at Children's Hospital of Michigan. Dr. Dugan received his B.S. in Biology from the University of Notre Dame and his M.D. from the University of Arizona in Tucson. Dr. Dugan received his pathology training at Yale-New Haven Hospital, Children's Hospital Los Angeles and UCLA.

        Cynthia K. French has served as Vice President and Chief Science Officer since July 2003. From 2002 to 2003 she served as Senior Scientist at Quest Diagnostics, Center of Applied Technologies. Prior to her work at Quest Diagnostics, she lead research and development programs at BioRad, Diagnostic Products Corporation, Diogenics and Reprogen. Dr. French earned her Ph.D. in molecular biology and biochemistry at the University of California, Irvine and conducted postdoctoral work in molecular genetics and vaccine development at the Massachusetts Institute of Technology and Harvard University. She also received an M.B.A. from University of California, Irvine. Ms. French serves on the Board of Directors of Diogenics, a private company.

        Cheryl G. Gallarda has served as Vice President, Business Operations since February 2003. From August 2001 to February 2003, Ms. Gallarda served as Asst. Vice President and Corporate Compliance Officer. From December 1996 to August 2001, Ms. Gallarda served in several management capacities at Specialty, including the Clinical Trials department. Prior to joining Specialty, Ms. Gallarda held several positions, including Director of Accounts Receivables and Revenue Services Auditor at Quest Diagnostics. Ms. Gallarda also served in several capacities with Unilab (now part of Quest) and Roche Biomedical Laboratories (now part of LabCorp). Ms. Gallarda received associate degrees in both Accounting and Computer Sciences.

        Robert M. Harman has served as Vice President and Chief Information Officer since February 2002. From April 2001 to February 2002, Mr. Harman served as our Chief Technology Officer. Prior to joining Specialty, Mr. Harman served in various management capacities including director, Worldwide IT of 3D Systems, Inc., a 3D imaging company, and director, IT Consulting Services of LogicWorks, LLC, an information technology consulting services firm. Mr. Harman received a B.S. in Business from the University of LaVerne.

        Thomas J. Kosco has served as Vice President, Business Development since November 2001. From February 2001 to November 2001, Mr. Kosco served as our General Counsel. Prior to joining Specialty, Mr. Kosco served in several management capacities, including President and Chief Executive Officer of Chicago Capital and Managing Director of the Moscow Office of Creditanstalt Investment Bank. Mr. Kosco received a B.A. in Material Science from Rice University, an M.A. in Material Science from Carnegie Mellon University and a J.D./M.B.A. from the University of Chicago.

        Maryam Sadri has served as Vice President, Laboratory Operations and Client Relations since August 2003. From August 2000 to July 2003 Ms. Sadri served as Asst. Vice President of Client

Relations. From 1994 to 2000 she served many management roles at Specialty in Client Relations, Technical Services, Molecular Biology, Protein Chemistry and High Speed Immunoassays. Ms. Sadri hold ASCP certification in Clinical Laboratory Medical Technology and California State Licensure as a Clinical Laboratory Scientist. Ms. Sadri received a B.A. in Chemistry from Dunbarton College of the Holy Cross and completed training in Clinical Laboratory Science at the University of Southern California-Los Angeles County Medical Center.

        Nicholas R. Simmons has served as Vice President and General Counsel since February 2003. From November 2001 through February 2003, Mr. Simmons served as our Associate General Counsel. Mr. Simmons also serves as our HIPAA Privacy Officer. From May 2000 to November 2001, Mr. Simmons served as Senior Counsel at Stamps.com Inc. in Santa Monica, California, and from 1998 to 2000 as an associate at the law firm of Irell & Manella LLP in Los Angeles. Mr. Simmons received a B.A. from the University of California, Los Angeles, an M.S. from Yale University, and a J.D. from Columbia University.

        Mark R. Willig has served as Vice President, Sales since July 2002. Prior to joining Specialty, Mr. Willig served as Vice President of Sales at Myriad Genetics from 1997 to July 2002. He also served as Vice President of Sales and Marketing for Orca Medical Systems from 1995 to 1997. During his tenure from 1984 to 1995 at Abbott Diagnostics, a division of Abbott Laboratories, Mr. Willig held a variety of field sales and sales management responsibilities, including leadership of Abbott's integrated health systems sales force. Mr. Willig received his B.A. in Speech Communications from the University of Missouri.

        Deborah A. Estes.    See "Proposal No. 1: Election of Directors" for Ms. Estes' biography.

        Richard E. Belluzzo.    See "Proposal No. 1: Election of Directors" for Mr. Belluzzo's biography.

        Michael T. DeFreece.    See "Proposal No. 1: Election of Directors" for Mr. DeFreece's biography.

        Hubbard C. Howe.    See "Proposal No. 1: Election of Directors" for Mr. Howe's biography.

        William J. Nydam.    See "Proposal No. 1: Election of Directors" for Mr. Nydam's biography.

        James B. Peter, M.D., Ph.D.    See "Proposal No. 1: Election of Directors" for Dr. Peter's biography.

        David R. Schreiber.    See "Proposal No. 1: Election of Directors" for Mr. Schreiber's biography.

Relationships Among Executive Officers and Directors

        Our executive officers are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. Except as otherwise disclosed in their respective biographies, there are no family relationships among any of the directors or executive officers of Specialty Laboratories.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities of the Company. Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of the copies of such forms received by us and written representations from the reporting persons, we believe that, for the reporting period from January 1, 2003 to December 31, 2003, our executive officers and directors complied with all their reporting requirements under Section 16(a) for such fiscal year, except that Dr. and Mrs. Peter filed two late Forms 4 each reporting one transaction and Maryam Sadri filed a late Form 3 reporting five separate stock option grants.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

        The following table sets forth the total compensation paid or accrued to our Chief Executive Officer and our four other most highly compensated executive officers for the fiscal years ended December 31, 2003, 2002 and 2001 respectively. The individuals included in the following table are collectively referred to as the "named executive officers".

Summary Compensation Table

								Long Term Compensation Awards
		Annual Compensation
Name and Principal Position						Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)
	Year	Salary ($)		Bonus ($)
Douglas S. Harrington Chief Executive Officer	2003 2002 2001	422,908 279,231 —		— — —		45,331 27,742 —	(1) (3)	— 611,000 11,500	4,273 — —	(2)
Frank J. Spina Senior Vice President and Chief Financial Officer(4)	2003 2002 2001	256,250 245,384 220,000		— 69,300 68,560	(6)	— — —		55,000 105,000 57,000	5,791 5,500 4,158	(5) (7) (8)
Dan R. Angress Senior Vice President, Marketing and Client Support	2003 2002 2001	231,250 219,461 191,775		— 53,396 63,827	(6)	— — 990,238	(11)	40,000 55,000 24,200	5,964 5,109 4,013	(9) (10) (12)
Mark R. Willig Vice President, Sales	2003 2002 2001	262,000 262,000 —	(13)	— 25,000 —		— 94,096 —	(14)	25,000 75,000 —	— — —
Michael C. Dugan Vice President and Co-Laboratory Director	2003 2002 2001	250,000 250,000 —	(16)	— — —		— — —		85,000 — —	1,845 — —	(15)

(1)
Consists of $45,331 in living expenses paid by us.

(2)
Consists of $4,273 in 401(k) matching contribution paid by us.

(3)
Consists of $27,742 in living expenses paid by us.

(4)
Effective March 19, 2004, Mr. Spina resigned his employment with the Company.

(5)
Consists of $5,791 in 401(k) matching contribution paid by us.

(6)
Represents management bonus for fiscal year 2001 paid in 2002.

(7)
Consists of $5,500 in 401(k) matching contribution paid by us.

(8)
Consists of $4,158 in 401(k) matching contribution paid by us.

(9)
Consists of $5,964 in 401(k) matching contribution paid by us.

(10)
Consists of $5,109 in 401(k) matching contribution paid by us.

(11)
Consists of $990,238 in ordinary income realized from exercise of stock options.

(12)
Consists of $4,013 in 401(k) matching contribution paid by us.

(13)
Mark Willig commenced his employment with the Company in July 2002. This figure represents his total annual salary. Mr. Willig's prorated annual salary for 2002 was $111,854.

(14)
Consists of $75,000 relocation bonus and $19,096 living expenses paid by us.

(15)
Consists of $1,845 in 401(k) matching contribution paid by us.

(16)
Michael Dugan commenced his employment with the Company in November 2002. This figure represents his total annual salary. Mr. Dugan's prorated annual salary for 2002 was $29,807.

Stock Option Grants in Last Fiscal Year

        The following table sets forth information regarding options granted to each named executive officer listed in the Summary Compensation Table during the year ended December 31, 2003. We did not grant any stock appreciation rights during the year ended December 31, 2003.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Shares of Common Stock Underlying Options Granted (#)
		% of Total Options Granted to Employees in 2003
				Exercise Price Per Share ($/share)
Name						Expiration Date
							5% ($)	10% ($)
Douglas S. Harrington	—	—			—	—	—	—
Frank J. Spina	55,000	7.0%			$7.22	2/13/13	249,736	632,858
Dan R. Angress	40,000	5.1%			$7.22	2/13/13	181,626	460,261
Mark R. Willig	25,000	3.2%			$7.22	2/13/13	113.516	287,663
Michael C. Dugan	75,000 10,000	9.5 1.3	% %	$ $	8.21 7.22	1/8/13 2/13/13	387,245 45,407	981,321 115,065

        Each option grant vests 25% on the first anniversary of the grant date with the remainder vesting in equal installments over next 36 months. Each option has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service with us.

        Potential realizable values are net of exercise price of the option, but before the payment of taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of the common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

Aggregated Option Exercises and Year-End Values

        The following table sets forth information with respect to each of our named executive officers listed in the Summary Compensation Table concerning their exercise of stock options during the fiscal year ended December 31, 2003 and the number of shares subject to unexercised stock options held by them as of the close of such fiscal year. No stock appreciation rights were exercised during the fiscal year ended December 31, 2003, and no stock appreciation rights were outstanding at the close of such year.

        In the following table, "Value Realized" is equal to the difference between the fair value of the shares at the time of exercise of the stock options, less the exercise price paid for the shares, and the

"Value of Unexercised In-The-Money Options" is equal to the difference between the closing selling price per share at the close of the 2003 fiscal year less the exercise price payable per share.

			Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2003
					Value of Unexercised In-the-Money Options at December 31, 2003(2)
Name	Shares Acquired on Exercise (#)	Value(1) Realized ($)			Exercisable ($)	Unexercisable ($)
			Exercisable	Unexercisable
Douglas S. Harrington	—	—	320,417	302,083	2,660,544	2,733,851
Frank J. Spina	—	—	173,189	153,811	508,535	979,465
Dan R. Angress	—	—	192,749	78,412	2,453,944	514,658
Mark R. Willig	—	—	26,563	73,437	243,051	682,449
Michael C. Dugan	—	—	20,313	64,687	174,286	564,914

1.
Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

2.
Based upon the market price of $16.79 per share as determined on the basis of the closing selling price per share of common stock on the New York Stock Exchange on the last day of 2003 fiscal year, less the option exercise price payable per share.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        In May 2002 we entered into an employment agreement with Douglas S. Harrington, M.D., which may be terminated at any time. Dr. Harrington's agreement provides for an annual base salary of $420,000 and a potential maximum incentive bonus of 60% of his annual salary.

        Additionally, Dr. Harrington's agreement provides that if he is terminated other than for cause or resigns for good reason he will receive severance benefits (i) in the amount of twelve months continued base pay during the first two years of the agreement, and (ii) in the amount of twenty-four months continued base pay after the first two years of the agreement. In addition, if he is terminated other than for cause or resigns for good reason, Dr. Harrington is eligible for an incentive bonus equal to up to 30% of his annual base salary, but such bonus would only be applicable for the first year following such termination. Dr. Harrington also receives customary health and related benefits. Dr. Harrington's agreement also provides for the grant of options to purchase 500,000 shares at $7.74 per share. Dr. Harrington also receives reimbursement from the Company for rental of an apartment not to exceed $4,000 per month.

        We entered into employment agreements in September 2003 with Frank J. Spina and Dan R. Angress, which may be terminated at any time. Both agreements provide for an annual base salary and a potential incentive bonus targeted at 45% of the annual salary. Additionally, both agreements provide for severance benefits in the amount of twelve months base pay and a lump sum payment of an amount for continuation of health benefits for twelve months under COBRA in the event they are terminated without cause.

        In September 2003 we also entered into employment agreements with Michael C. Dugan, M.D. and Mark R. Willig, which may be terminated at any time. Both agreements provide for an annual base salary and a potential incentive bonus. Dr. Dugan's incentive bonus is targeted at 30% of his annual salary and Mr. Willig's is targeted at 45% of his annual salary. These two agreements also provide for severance benefits in the amount of nine months base pay and a lump sum payment of an amount for continuation of health benefits for nine months under COBRA in the event they are terminated without cause. The employment agreements for all our executive officers have been filed, and are available as exhibits to certain filings we have made, with the SEC.

CERTAIN TRANSACTIONS

Indemnification Agreements

        In addition to the indemnification provisions contained in our Articles of Incorporation and Bylaws, we have entered into separate indemnification agreements with each of our officers and directors. These agreements contain provisions that may require us, among other things, to indemnify these officers and directors against liabilities that may arise because of their status or service as officers or directors and advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. These agreements may not require us to indemnify our directors and officers in situations where:

  •
  The remuneration rendered against our officer or director is determined by final judgment or other final adjudication that such remuneration was in violation of law;

  •
  A judgment is rendered against the director or officer for an accounting of profits made from the purchase or sale of our securities under the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory laws;

  •
  The officer's or director's conduct is adjudged to constitute willful misconduct; or

  •
  A court determines that indemnification under the circumstances is not lawful.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2003 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

				Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights
			Weighted-average Exercise Price of Outstanding Options, Warrants and Rights
Plan Category
	(a)		(b)	(c)
Equity Compensation Plans Approved by Shareholders(1)	3,106,348	(2)	$10.38	1,244,980	(3)
Equity Compensation Plans Not Approved by Shareholders	—		—	—

Total	3,106,348			1,244,980

(1)
Consists of the 2000 Stock Incentive Plan and Employee Stock Purchase Plan.

(2)
Excludes purchase rights accruing under our Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, each eligible employee may purchase up to 440 shares of common stock at semi-annual intervals on the last business day of October and April each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee's start date of the offering period in which the employee is enrolled or (ii) the closing selling price per share on the semi-annual purchase date.

(3)
Consists of shares available for future issuance under the 2000 Stock Incentive Plan. As of December 31, 2003, an aggregate of 5,953,321 shares of our common stock were available for issuance under the 2000 Stock Incentive Plan. The number of shares of common stock available for issuance under the 2000 Stock Incentive Plan automatically increases on the first trading day of January each calendar year by an amount equal to 3%, of the total number of shares of common stock outstanding on the last trading day in December of the prior calendar year, but in no event will any such annual increase exceed 1,100,000 shares of common stock.

BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information with respect to beneficial ownership of our common stock as of February 29, 2004 for:

  •
  each person known by us to beneficially own more than 5% of our common stock;

  •
  each executive officer named in the Summary Compensation Table;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Specialty Laboratories, Inc., 2211 Michigan Avenue, Santa Monica, California 90404. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by such persons that are exercisable within 60 days of February 29, 2004, but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 22,732,502 shares of common stock outstanding as of February 29, 2004.

	Beneficial Ownership of Shares
Name of Beneficial Owner
	Number	Percent
James B. Peter(1)	14,032,863	61.7%
Deborah A. Estes(2)	13,760,231	60.5%
Specialty Family Limited Partnership(3)	13,603,251	59.8%
Brown Capital Management, Inc.(4)	2,821,540	12.4%
Douglas S. Harrington(5)	405,208	1.8%
Dan R. Angress(6)	219,189	1.0%
Frank J. Spina(7)	211,898	*
Mark R. Willig(8)	40,104	*
Michael C. Dugan(9)	29,480	*
Richard R. Belluzzo(10)	81,625	*
Nancy-Ann DeParle(11)	38,500	*
William J. Nydam(12)	82,185	*
Thomas R. Testman(13)	105,685	*
All directors and executive officers as a group (17 persons)(14)	15,555,424	64.9%

*
Represents less than 1%.

(1)
The aggregate amount of shares beneficially owned by James Peter consists of: (a) 13,603,251 shares held by James B. Peter in his capacity as trustee of the Peter Family Revocable Trust which is the managing general partner of the Specialty Family Limited Partnership, dated 9/1/1995, as amended ("SFLP"), (b) 412,212 shares held by James B. Peter as the co-trustee of the Peter Family Revocable Trust, dated 10/23/1986, as amended ("PFRT") and (c) 6,400 shares held by James Peter as co-trustee of the Specialty Laboratories Profit Sharing Plan, dated October 1, 1975 (the "PS Plan"), and (d) options to purchase 11,000 shares held by James B. Peter, of which 11,000 are exercisable within 60 days of February 29, 2004. James B. Peter, as the managing general partner of SFLP, has sole voting power and shared dispositive power with the general partners and limited partners of SFLP. James B. Peter disclaims beneficial ownership of all shares held by SFLP, PFRT, the PS Plan, Joan Peter and Deborah Estes except to the extent of his pecuniary interest therein.

(2)
The aggregate amount of shares beneficially owned by Deborah Estes consists of: (a) 63,800 shares held by Deborah Estes as trustee for the James B. Peter, Jr., Third Generation Trust, dated 10/1/1995, as amended (the "James B. Peter, Jr. Third Generation Trust"), (b) 13,603,251 shares held by Deborah Estes as general partner of SFLP, (c) 63,800 shares held by Deborah Estes as the parent of the beneficiaries of The Deborah A. Estes Third Generation Trust, dated 10/1/95, as amended (the "Deborah A. Estes Third Generation Trust"), (d) 1,000 shares held by Deborah Estes as co-trustee of the Estes Family Trust, dated 8/21/98, as amended (the "Estes Family Trust"), (e) options to purchase 11,000 shares held by Deborah Estes, of which 11,000 are exercisable within 60 days of February 29, 2004, and (f) options to purchase 27,500 shares held by James Estes, Deborah Estes' husband, of which 17,380 are presently exercisable or exercisable within 60 days of February 29, 2004. Deborah Estes, as general partner of SFLP, has shared dispositive power but does not have power to vote or direct the vote of any shares held by SFLP. Ms. Estes has no dispositive power nor the power to vote or direct the vote of the shares held by the Deborah Estes Third Generation Trust nor the options held by her husband, James Estes. Deborah Estes disclaims beneficial ownership of all shares held by the James B. Peter, Jr. Third Generation Trust, SFLP, PFRT, James Peter, Joan Peter, James Estes, the Estes Family Trust and the Deborah A. Estes Third Generation Trust, except to the extent of her pecuniary interest therein.

(3)
Consists of shares owned by Specialty Family Limited Partnership. Dr. James B. Peter, as the co-trustee of the Peter Family Revocable Trust, is the sole managing general partners and Joan C. Peter, as co-trustee of the Peter Family Revocable Trust, and Deborah A. Estes are the general partners.

(4)
The address for Brown Capital Management, Inc. is 1201 North Calvert Street, Baltimore, MD 21202.

(5)
Includes 362,083 shares subject to options exercisable within 60 days of February 29, 2004.

(6)
Includes 211,018 shares subject to options exercisable within 60 days of February 29, 2004.

(7)
Includes 211,898 shares subject to options exercisable within 60 days of February 29, 2004.

(8)
Includes 40,104 shares subject to options exercisable within 60 days of February 29, 2004.

(9)
Includes 29,480 shares subject to options exercisable within 60 days of February 29, 2004.

(10)
Includes 33,500 shares subject to options exercisable within 60 days of February 29, 2004.

(11)
Includes 38,500 shares subject to options exercisable within 60 days of February 29, 2004.

(12)
Includes 38,090 shares subject to options exercisable within 60 days of February 29, 2004.

(13)
Includes 74,060 shares subject to options exercisable within 60 days of February 29, 2004 and 31,625 shares held by the Testman Trust. Mr. Testman is the co-trustee of the Testman Trust. Mr. Testman disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(14)
Includes 1,225,245 shares subject to options exercisable within 60 days of February 29, 2004.

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those prior filings or into any future filings made by the Company under those statutes.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for reviewing and approving changes with respect to the Company's executive compensation policies. The role of the Compensation Committee, which is comprised of three outside non-employee directors, is to review and approve the base salaries, bonuses, stock options and other compensation of the executive officers and senior management-level employees of the Company. In addition, the Compensation Committee reviews bonus and stock compensation arrangements for all of our other employees.

        The Company's executive compensation program utilizes a combination of Company performance, individual performance and an increase in shareholder value over time as determinants of executive pay levels. These principles are intended to provide a competitive compensation package to enable the Company to attract and retain key executives, motivate executive officers to improve the financial position of the Company, to hold executives accountable for the performance of the organizations for which they are responsible, and to create value for the Company's shareholders.

Executive Officer Compensation Program Components

        The Compensation Committee reviews the Company's compensation program to ensure that salary levels and incentive opportunities are competitive and reflect the performance of the Company. The Company's compensation program for executive officers consists of base salary, annual cash bonuses and long-term compensation in the form of stock options. In addition, certain executive officers have been provided supplemental life and/or long-term disability insurance.

Base Salary

        Base salary levels for the Company's executive officers are determined, in part, through comparisons with other clinical reference laboratories and other companies with which the Company competes for personnel. In addition, the Compensation Committee also evaluates individual experience and performance and specific issues particular to the Company, such as the creation of shareholder value and achievement of specific Company milestones. The Compensation Committee reviews each executive's salary once a year and may increase each executive's salary at that time based on: (i) the individual's increased contribution to the Company over the prior twelve months; (ii) the individual's increased responsibilities over the prior twelve months; and (iii) any increase in median competitive pay levels. Individual contributions are measured with respect to specific individual accomplishments established for each executive.

Annual Cash Bonuses

        The Company's executive officers are eligible to receive annual cash bonuses after the completion of each calendar year based on achieving defined specific goals and objectives during the prior twelve months. This compensation is intended to provide a direct financial incentive to executives who achieve the Company's defined specific goals and individual accomplishments established for each executive. Bonus awards are set at a level competitive with other clinical reference laboratories of comparable size and complexity as well as other companies which compete with us. Such companies are not necessarily included in the indices used to compare shareholder returns in the Stock Performance Graph. No bonuses were awarded to our executive officers for fiscal years 2002 and 2003.

Long Term Compensation

        Stock option grants are designed to align the interests of an executive officer with those of the Company's shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share over a specified period of time up to ten years, unless sooner terminated in accordance with the provisions of the 2000 Stock Incentive Plan. Each option generally becomes exercisable in a series of equal annual installments over a four-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term. The size of the option grant to each executive officer is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Compensation of the Chief Executive Officer

        The base salary of Douglas S. Harrington, M.D., our Chief Executive Officer, has been set at a level that the Compensation Committee believes is competitive with the compensation paid to the chief executive officers of companies of comparable size and similar industries. The Compensation Committee intends to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Dr. Harrington's base salary for 2003 was $420,000 and is unchanged for 2004. During the fiscal year 2003, Dr. Harrington did not receive any additional stock option grants. The Compensation Committee believes that option grants incentivize the Chief Executive Officer because he will only receive a return on the options if he remains employed by the Company during the vesting period, and then only if the fair market value of the underlying shares appreciates over the option term.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code disallows a federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. This limitation applies only to compensation that is not considered to be performance-based. None of the Company's executive officers received non-performance-based compensation in 2003 in an amount exceeding the limit, and the Compensation Committee does not anticipate that non-performance-based compensation to be paid to the Company's executive officers in 2004 will exceed that limit. Subject to approval by the Company's shareholders at the Annual Meeting, the Company's 2000 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the limitation.

The Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers.

Submitted by the Compensation Committee of the Board of Directors,
Thomas R. Testman, Chairman
Richard E. Belluzzo
William J. Nydam

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee of the Board of Directors with respect to the Company's consolidated audited financial statements for the fiscal year ended December 31, 2003, which include the consolidated balance sheets of the Company as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2003, and the notes thereto.

Review with Management

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Accountants

        The Audit Committee has discussed with Ernst & Young LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Communications with Audit Committees) and SAS 90 (Audit Committee Communications) which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP their independence from the Company.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Submitted by the Audit Committee of the Board of Directors,
William J. Nydam, Chairman
Richard E. Belluzzo
Thomas R. Testman

INDEPENDENT ACCOUNTANTS

        Ernst & Young LLP served as the Company's independent public accountants for the fiscal years ended December 31, 2002 and December 31, 2003 and is serving in such capacity for the current fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The aggregate fees and expenses for professional services rendered by Ernst & Young LLP to the Company were $255,428 in 2003 and $316,099 for 2002.

  Audit Fees

          The aggregate fees and expenses for professional services rendered for the audit of our annual financial statements, the review of our quarterly financial statements and accounting consultations on matters addressed during the audit or reviews were $199,778 for 2003 and $181,995 for 2002.

  Audit-Related Fees

          The aggregate fees for the audit of our employee benefit plan were $14,600 for 2003 and $13,350 for 2002.

  Tax Fees

          The aggregate fees for tax compliance, tax consultation and support of tax audits were $39,750 for 2003 and $83,549 for 2002.

  All Other Fees

          The aggregate fees for all other services rendered were $1,300 for 2003 and $37,205 for 2002. In 2003, these fees related to Sarbanes-Oxley consultation and in 2002, these fees were related to real estate advisory services.

        Our Audit Committee has considered whether provision of the tax fees and all other fees services described above are compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

Audit Committee Pre-Approval Policy

        Before the independent auditor is engaged by the Company to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. The Committee may authorize the Chair of the Committee to grant pre-approval of audit and non-audit services by the independent auditor under certain circumstances, up to a maximum limit of $25,000 per engagement, provided such approval are ratified by the full Committee at a subsequent meeting.

        In 2003, two services were performed prior to May 6, 2003 and did not require pre-approval by the Audit Committee. These two services consisted of $6,750 of tax consultation as reported in Tax Fees and $1,300 of Sarbanes-Oxley consultation as reported in All Other Matters. The remaining $247,378 of fees billed in 2003 was pre-approved by the Audit Committee.

STOCK PERFORMANCE GRAPH

        The following graph shows a comparison of the yearly percentage change in the cumulative total shareholder return, calculated on a dividend reinvested basis, for the Company, the New York Stock Exchange (U.S.) Index and the Medical Laboratories Index, assuming an investment of $100. The Company's common stock is traded on the New York Stock Exchange. The Medical Laboratories Index consists of companies with a Standard Industrial Classification Code identifying them as a medical laboratory. No cash dividends have been declared on our common stock. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, the future performance of our common stock.

COMPARE CUMULATIVE TOTAL RETURN
AMONG SPECIALTY LABORATORIES, INC.
NYSE MARKET INDEX AND SIC CODE INDEX

Measurement Period	Specialty Laboratories, Inc.	Medical Laboratories Index	NYSE Index
Measurement Point
12/08/2000	$100.00	$100.00	$100.00
12/31/2000	$142.09	$116.05	$104.11
12/31/2001	$117.92	$111.32	$94.83
12/31/2002	$41.44	$62.19	$77.47
12/31/2003	$72.02	$107.04	$100.36

(1)
The graph covers the period from December 8, 2000 to December 31, 2003.

        Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, the preceding Stock Performance Graph is not to be incorporated by reference into any such prior filings, nor shall such graph be incorporated by reference into any future filings made by us under those statutes.

OTHER MATTERS

        Our Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

        It is important that the proxy card be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

        A copy of our Annual Report for the 2003 Fiscal Year has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. This Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

        We have filed an Annual Report on Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-K by writing to the Corporate Secretary, General Counsel, and/or Director of Investor Relations, Specialty Laboratories, Inc., 2211 Michigan Avenue, Santa Monica, California 90404.

By Order of the Board of Directors,

Thomas R. Testman Chairman of the Board of Directors
Dated: April 20, 2004 Santa Monica, California

Appendix A

AUDIT COMMITTEE CHARTER
of the Audit Committee
of Specialty Laboratories, Inc.

        This Audit Committee Charter was adopted by the Board of Directors (the "Board") of Specialty Laboratories, Inc. (the "Company") effective April 15, 2004.

I.    Purpose

        The purpose of the Audit Committee (the "Committee") is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and financial and securities regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement. The Committee shall maintain a free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls, internal control over financial reporting and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "internal auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts. It is not the responsibility of the Committee to review or oversee, or assist the Board in fulfilling its responsibilities of providing review and oversight, of the Company's healthcare regulatory affairs and healthcare compliance, which are the responsibility of the Company's Regulatory Committee.

        Further, auditing literature defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

        The Committee shall consist of no fewer than three (3) members of the Board. Each Committee member shall be financially literate as determined by the Board in its business judgment or must become financially literate within a reasonable period of time after his or her appointment to the Committee. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") the reasons why at least one member of the Committee is not an "audit committee financial expert."

        Each Committee member shall satisfy the independence requirements of the New York Stock Exchange and Exchange Act Rule 10A-3(b)(1). No Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.    Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the

Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

        The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.    Powers and Responsibilities

  Interaction with the Independent Auditor

        1.     Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.     Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. The Committee may authorize the Chair of the Committee to grant pre-approval of audit and non-audit services by the independent auditor under certain circumstances, up to a maximum limit of $25,000 per engagement, provided such approvals are ratified by the full Committee at a subsequent meeting. The Committee, in its discretion, may also adopt other pre-approval policies and procedures, consistent with applicable rules and regulations. If the Committee elects to establish other pre-approval policies and procedures regarding non-audit services, the Committee must nonetheless be informed of each non-audit service provided by the independent auditor pursuant to such policies and procedures at a subsequent meeting of the Committee.

        3.     Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

          (i)    The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

          (ii)   The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

          (iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv)  The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

          (v)   The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

  Annual Financial Statements and Annual Audit

        4.     Meetings with Management, the Independent Auditor and the Internal Auditor.

          (i)    The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

          (ii)   The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (B) the adequacy and effectiveness of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (C) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (D) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

          (iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        5.    Separate Meetings with the Independent Auditor.

          (i)    The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee may want to review with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any material communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A-3(b) of the Exchange Act has not been implicated.

          (ii)   The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

          (iv)  The Committee shall elicit from the independent auditor any recommendations for the improvement of the Company's internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

          (v)   The Committee shall discuss with the independent auditor the independent auditor's evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditor's received during the course of the audit.

        6.     Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Financial Statements

        7.     Meetings with Management, the Independent Auditor and the Internal Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Internal Audit

        8.     Appointment. The Committee shall review and concur in the appointment, the annual performance review, and the replacement or dismissal of the Company's employee responsible for the Company's internal audit function.

        9.     Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant the Committee's attention.

  Other Powers and Responsibilities

        10.   The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

        11.   The Committee shall discuss with management and the independent auditor any related-party transactions brought to the Committee's attention which could reasonably be expected to have a material impact on the Company's financial statements.

        12.   The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        13.   The Committee shall discuss with management, the Company's employee responsible for the Company's internal audit function, and the independent auditor the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

        14.   The Committee shall set clear hiring policies of employees or former employees of the Company's independent auditor.

        15.   The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        16.   The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in each of the Company's annual proxy statements.

        17.   The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function, or any other matter the Committee determines is necessary or advisable to report to the Board.

        18.   The Committee shall at least annually evaluate its own performance. The Committee shall conduct such evaluation in such manner as it deems appropriate.

        19.   The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

        In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to best react to changing conditions.

Appendix B

SPECIALTY LABORATORIES, INC.
2000 STOCK INCENTIVE PLAN

(As Restated Through January 2, 2004)

         ARTICLE ONE
GENERAL PROVISIONS

I.    PURPOSE OF THE PLAN

        This 2000 Stock Incentive Plan is intended to promote the interests of Specialty Laboratories, Inc., a California corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        All share numbers which appear in this restatement of the Plan reflect the 2.2-for-one split of the Common Stock effected on October 30, 2000.

II.    STRUCTURE OF THE PLAN

        A.    The Plan shall be divided into five separate equity incentives programs:

  •
  the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

  •
  the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

  •
  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

  •
  the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

  •
  the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

        B.    The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.    ADMINISTRATION OF THE PLAN

        A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board.

        B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

        D.    The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

        E.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

        F.     Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.    ELIGIBILITY

        A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

            (i)  Employees,

           (ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B.    Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

        C.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

        D.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

        E.    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

        F.     All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.    STOCK SUBJECT TO THE PLAN

        A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock currently reserved for issuance over the term of the Plan shall not exceed Six Million Six Hundred Twenty Thousand Four Hundred Twenty Nine (6,620,429) shares. Such reserve consists of (i) the number of shares transferred, as of the Plan Effective Date, from the Predecessor Plan, including the shares subject to outstanding options transferred as of such date from the Predecessor Plan (approximately 3,140,280 shares), (ii) an additional increase of 880,000 shares approved by the Corporation's stockholders prior to the Underwriting Date, (iii) the 628,125 shares of Common Stock added to the share reserve on January 2, 2001 by reason of the automatic share increase provision of Section V.B of this Article One, (iv) the 644,216 shares of Common Stock added to the share reserve on January 2, 2002 by reason of the automatic share increase provision of Section V.B of this Article One, (v) the 660,700 shares of Common Stock added to the share reserve on January 2, 2003 by reason of the automatic share increase provision of Section V.B of this Article One, plus (vi) the 667,108 shares of Common Stock added to the share reserve on January 2, 2004 by reason of the automatic share increase provision of Section V.B of this Article One.

        B.    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2001, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 1,100,000 shares.

        C.    No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,100,000 shares of Common Stock in the aggregate per calendar year.

        D.    Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two, Section III of Article Three, Section II of Article Five or Section III of Article Six of the Plan shall not be available for subsequent issuance under the Plan.

        E.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to this Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM

I.    OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.    Exercise Price.

          1.     The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

              (i)  cash or check made payable to the Corporation,

             (ii)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

            (iii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

        C.    Effect of Termination of Service.

          1.     The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

              (i)  Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

             (ii)  Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

            (iii)  Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

            (iv)  During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

              (i)  extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D.    Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E.    Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

        F.     Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.    Eligibility. Incentive Options may only be granted to Employees.

        B.    Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        C.    10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        A.    In the event of any Corporate Transaction, each outstanding option under the Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

        B.    All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        C.    Immediately following the consummation of the Corporate Transaction, all outstanding options under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

        D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

        E.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

        F.     The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

        G.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

        H.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

        I.     The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    CANCELLATION AND REGRANT OF OPTIONS

        The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.    STOCK APPRECIATION RIGHTS

        A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

        B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:

            (i)  One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

           (ii)  No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii)  If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

        C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:

            (i)  One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

           (ii)  Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time vested and exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii)  At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

ARTICLE THREE
SALARY INVESTMENT OPTION GRANT PROGRAM

I.    OPTION GRANTS

        The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

II.    OPTION TERMS

        Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

        A.    Exercise Price.

          1.     The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A ÷ (B × 66 2/3%), where

          X is the number of option shares,

          A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

        C.    Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

        D.    Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of

Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

        B.    In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

        C.    Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

        D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

        E.    The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

        The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FOUR
STOCK ISSUANCE PROGRAM

I.    STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

        A.    Purchase Price.

          1.     The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

          2.     Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i)  cash or check made payable to the Corporation, or

             (ii)  past services rendered to the Corporation (or any Parent or Subsidiary).

        B.    Vesting Provisions.

          1.     Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

          2.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3.     The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

          5.     The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          6.     Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        A.    All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

        B.    The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

        C.    The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, either upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control.

III.    SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FIVE
AUTOMATIC OPTION GRANT PROGRAM

I.    OPTION TERMS

        A.    Grant Dates. Option grants shall be made on the dates specified below:

          1.     Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 22,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          2.     Each individual serving as a non-employee Board member on February 9, 2001 shall receive a special one-time Non-Statutory Option to purchase 11,000 shares of Common Stock on such date. No further grants shall be made to such individuals under the Automatic Option Grant Program until the first trading day of April 2002.

          3.     On the first trading day of April of every year beginning April 1, 2002, each individual who is at that time serving as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase 11,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 11,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

        B.    Exercise Price.

          1.     The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        C.    Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

        D.    Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 22,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of service as a Board member over the four (4)-year period measured from the option grant date. The shares subject to each special February 9, 2001 option grant and each subsequent annual 11,000-share option grant shall vest in one installment upon the Optionee's completion of the one (1)-year period of service measured from the grant date.

        E.    Limited Transferability of Options. Each option under this Article Five may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        F.     Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

              (i)  The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

             (ii)  During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

            (iii)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

            (iv)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    In the event of a Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

        B.    In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

        C.    All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

        D.    Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

        E.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

        F.     The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.    REMAINING TERMS

        The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SIX
DIRECTOR FEE OPTION GRANT PROGRAM

I.    OPTION GRANTS

        The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the retainer fee election is in effect.

II.    OPTION TERMS

        Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

        A.    Exercise Price.

          1.     The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A ÷ (B × 66 2/3%), where

          X is the number of option shares,

          A is the portion of the annual retainer fee subject to the non-employee Board member's election under this Director Fee Option Grant Program, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

        C.    Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

        D.    Limited Transferability of Options. Each option under this Article Six may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        E.    Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

        F.     Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. To the extent such option is held by the Optionee at the time of his or death, that option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.

        Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service or (iii) the surrender of the option in connection with a Hostile Take-Over.

        B.    In the event of a Change in Control while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

        C.    Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

        D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Director Fee Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

        E.    The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

        The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SEVEN
MISCELLANEOUS

I.    FINANCING

        The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.    TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

        Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        Stock Delivery:    The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.    EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

        B.    The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so transferred shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of Common Stock.

        C.    One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

        D.    The Plan shall terminate upon the earliest to occur of (i) August 15, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on August 15, 2010, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.    AMENDMENT OF THE PLAN

        A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        B.    The Plan was amended on February 9, 2001 to (i) increase the number of shares of Common Stock for which option grants are to be made to individuals continuing to serve as non-employee Board members under the Automatic Option Grant Program from 5,500 shares to 11,000 shares, (ii) modify the grant date for options granted to individuals continuing to serve as non-employee Board members under the Automatic Option Grant Program in the 2001 fiscal year from the first trading day in April of 2001 to February 9, 2001, and (iii) provide that the grant date for subsequent options granted to individuals continuing to serve as non-employee Board members under the Automatic Option Grant Program in years beginning April 1, 2002 shall remain the first trading day of April each year the Automatic Option Grant Program remains in effect.

        C.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.    REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

        B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

        B.    Board shall mean the Corporation's Board of Directors.

        C.    Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

            (i)  the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

           (ii)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D.    Code shall mean the Internal Revenue Code of 1986, as amended.

        E.    Common Stock shall mean the Corporation's common stock.

        F.     Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

            (i)  a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

           (ii)  the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        G.    Corporation shall mean Specialty Laboratories, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Specialty Laboratories, Inc. which shall by appropriate action adopt the Plan.

        H.    Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

        I.     Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

        J.     Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        K.    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

        L.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i)  If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

           (ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii)  For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

        M.   Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        N.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

        O.    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

            (i)  such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

           (ii)  such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        P.     Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

        Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        R.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

        S.     Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

        T.     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        U.    Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

        V.     Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        W.    Plan shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

        X.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

        Y.    Plan Effective Date shall mean the date the Plan shall become effective and shall be coincident with the Underwriting Date.

        Z.    Predecessor Plan shall mean the Corporation's 1999 Stock Option/Stock Issuance Plan in effect immediately prior to the Plan Effective Date hereunder.

        AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

        BB.  Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under Article Three of the Plan.

        CC. Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        EE. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

        FF.   Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

        GG. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        HH. Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

        II.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        JJ.   Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

        KK. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        LL.  Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

        MM. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

        NN. Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

ANNUAL MEETING OF SHAREHOLDERS OF
SPECIALTY LABORATORIES, INC.

CO. #	June 3, 2004	ACCT. #
Proxy Voting Instructions

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Your control number is                              .

REVOCABLE PROXY
SPECIALTY LABORATORIES, INC.

        Annual Meeting of Shareholders, June 3, 2004

This Proxy is Solicited on Behalf of the Board of Directors of Specialty Laboratories, Inc.

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held June 3, 2004 and the Proxy Statement and appoints Douglas S. Harrington and Nicholas R. Simmons, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Specialty Laboratories, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held at Doubletree Guest Suites, 1707 Fourth Street, Santa Monica, CA 90401, on Thursday, June 3, 2004 at 8:00 a.m. Pacific Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE
Please detach and return in the envelope provided

        ☒    Please mark votes as in this example

1.	To elect nine directors of the Company to serve for the ensuing year or until their successors are duly elected and qualified;
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line below:
					FOR ☐	WITHHOLD ☐	FOR ALL EXCEPT ☐
	(a)	Thomas R. Testman
	(b)	Douglas S. Harrington
	(c)	Deborah A. Estes
	(d)	Richard E. Belluzzo
	(e)	Michael T. DeFreece
	(f)	Hubbard C. Howe
	(g)	William J. Nydam
	(h)	James B. Peter
	(i)	David R. Schreiber
2.		FOR ☐	AGAINST ☐	ABSTAIN ☐	To approve the Company's 2000 Stock Incentive Plan.
3.		In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the listed proposals to approve the Company's 2000 Stock Incentive Plan. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR each of the directors listed above, FOR the listed proposal to approve the Company's 2000 Stock Incentive Plan and, with respect to any other matters as may properly come before the meeting, in the discretion of the proxy holders.
	Please check box if you plan to attend the Meeting			☐
Please be sure to sign and date this Proxy in the box below.
Please sign your name:						Date:

(Authorized Signature(s))

Note:    Please sign, date and return promptly in the accompanying envelope. Please sign exactly as your name appears on this proxy card. If shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

Mark here for change of address and provide your current address on the lines below. Return in postage paid envelope provided together with your signed proxy.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION ABOUT VOTING
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
MATTERS TO BE CONSIDERED AT ANNUAL MEETING OVERVIEW OF PROPOSALS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN
MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary Compensation Table
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS
CERTAIN TRANSACTIONS
EQUITY COMPENSATION PLAN INFORMATION
BENEFICIAL OWNERSHIP OF SECURITIES
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
STOCK PERFORMANCE GRAPH
COMPARE CUMULATIVE TOTAL RETURN AMONG SPECIALTY LABORATORIES, INC. NYSE MARKET INDEX AND SIC CODE INDEX
OTHER MATTERS
  Appendix A
AUDIT COMMITTEE CHARTER of the Audit Committee of Specialty Laboratories, Inc.
  Appendix B
SPECIALTY LABORATORIES, INC. 2000 STOCK INCENTIVE PLAN (As Restated Through January 2, 2004)
APPENDIX